Exhibit 99.1

 Investor Presentation  September 2015  1

 Safe Harbor Statement  The statements that follow (including projections and business trends) are forward-looking statements. Rexahn’s actual results may differ materially from anticipated results and expectations expressed in these forward-looking statements, including as a result of certain risks and uncertainties, such as Rexahn’s lack of profitability, the need for additional capital to operate its business to develop its product candidates; the risk that Rexahn’s development efforts relating to its product candidates may not be successful; the possibility of being unable to obtain regulatory approval of Rexahn’s product candidates; the risk that the results of clinical trials may not be completed on time or support Rexahn’s claims; demand for and market acceptance of Rexahn’s drug candidates; Rexahn’s reliance on third party researchers and manufacturers to develop its product candidates; Rexahn’s ability to develop and obtain protection of its intellectual property; and other risk factors set forth from time to time in our filings with the Securities and Exchange Commission. Rexahn assumes no obligation to update these forward-looking statements.  2

Rexahn: Developing the Next Generation of Cancer Therapies*

Unique mechanism of action	Novel products in pipeline	Addressing unmet needs	2016-2017 transformative years
Therapies target **only** cancer cells	**3** in clinical trials	Efficacy against **toughest cancers**	Clinical **Proof of concept** data

REXAHN'S PLATFORM FOR GROWTH

New Management Team – Proprietary Technologies – Robust Clinical & Pre-Clinical Pipeline

rexahn PHARMACEUTICALS

*Based on pre-clinical animal model data

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   AGENDANext Generation of Cancer Therapies  The Company  The Pipeline  The Future                  4

Rexahn: At a Glance

- Clinical stage biopharmaceutical company developing novel targeted cancer therapeutics
  - selectively destroy cancer cells
  - spare normal, healthy cells
- Headquartered in Rockville, Maryland
- NYSE MKT: RNN
- Market cap: $105M
  - 7% owned by management/insiders
- Cash and investments at June 30, 2015: $26.0M
  - Estimated quarterly burn rate: ~4.0M
  - GAAP net loss for the three months ended June 30, 2015: $(0.02)





rexahn PHARMACEUTICALS

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New, Experienced Leadership Team – Built in Last 2 Years

Peter Suzdak Ph.D., Chief Executive Officer

- 25+ years experience in the biopharmaceutical industry
- Broad experience spanning pre-clinical, development and commercialization; 18 IND filings, 3 NDA submissions

Ely Benaim M.D., Chief Medical Officer

- 25+ years experience in healthcare including 15 years of clinical research experience in academia, government and pharmaceutical industry
- Extensive experience in global regulatory affairs

Ted Jeong D.Mgt., Sr. Vice President and Chief Financial Officer

- Extensive experience in venture capital and investment banking
- Oversees all aspects of capital raising, accounting, operations, and corporate development

Reza Mazhari, Vice President, Translational Medicine

- Experienced pharmaceutical executive; success taking multiple compounds from concept to clinic
- Co-Founder of Cardioxyl Pharmaceuticals, VP, Drug Discovery and Development at Cerecor

rexahn PHARMACEUTICALS

A Diversified Portfolio of Targeted Cancer Therapeutics

Drug Candidate	Mechanism of Action	Preclinical	Phase I	Phase Ib/IIa	Preliminary Data	Clinical Proof of Concept
Supinoxin™ (RX-5902)	Phosphorylated p68 inhibitor				Phase I Q3 2015	Initiate 2016
RX-3117	Cancer cell specific nucleoside analog				Phase I Q3 2015	Initiate 2016
Archexin®	Akt-1 inhibitor				Phase IIa Part 1 H2 2015	Complete 2016
Targeted Nano Technology Drug Delivery Platform						
RX-21101	Docetaxel conjugate					

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What Differentiates Rexahn's Programs:

Potential Advantages Over Existing and Emerging Therapies

	Traditional Chemotherapy	PD1 / CAR T-Cell Therapies	Rexahn Therapies
Selectively targets cancer cells	☐	☐	☑
Reduced adverse events	☐	☐	☑
Convenient oral dosing (Supinoxin™ and RX 3117)	☐	☐	☑
Active against toughest cancers	☐	☑	☑
Synergistic with existing therapies	☐	☑	☑
Broad spectrum of anti-cancer activity	☑	☐	☑

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   AGENDANext Generation of Cancer Therapies  The Company  The Pipeline  The Future                  9

Advancing Our Clinical-Stage Products*

DRUG CANDIDATE	POTENTIAL INDICATION	STATUS	MARKET OPPORTUNITY
Supinoxin™	Relapsed & Refractory Solid Tumors	Phase I	>$3B
RX-3117	Gemcitabine Resistant Solid Tumors	Phase Ib	>$4B
Archexin®	Metastatic Renal Cell Carcinoma	Phase IIa	>$700M





rexahn PHARMACEUTICALS

*Company estimates based on information from Datamonitor, Global Data and MedTrack reports as of August 2015

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SUPINOXIN™ OVERVIEW

Potential First-in-Class Inhibitor of a Unique Cancer Protein

The Candidate

- Orally active, highly potent small molecule inhibitor of phosphorylated p68 (p-p68)

Significant Unmet Medical Need

- Demonstrated activity in >100 human cancer cell lines including: triple-negative breast, colon, ovarian, pancreas, non small cell lung cancer, and renal

Clinical Development – Status

- Phase I clinical trial with Supinoxin™ in cancer patients is ongoing
  - Preliminary data expected Q3 2015
- Initiate Clinical Proof-of-Concept study in 2016

Commercial Potential

- Potential market opportunity: >$3B
- Strong intellectual property protection
- Ongoing corporate partnership discussions



rexahn PHARMACEUTICALS

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   SUPINOXIN™ UNIQUE MECHANISM OF ACTIONPotent, Well-Tolerated with Activity Against Difficult-to-Treat Cancers*  12  Decreases proliferation / growth of cancer cellsSynergy with existing anti-cancer drugsActive against hard-to-treat cancers    Supinoxin™ MOA supports a biomarker strategy for patient selection  ADVANTAGES  *Based on available clinical and pre-clinical data as of August 2015

SUPINOXIN™ EVIDENCE OF SUCCESS

Blocks the Growth of Human Triple-Negative Breast Cancer Cells

Human Triple-Negative Breast Cancer (MDA-MB-231) Xenograft Model


Mean Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
Days
Vehicle
Abraxane(5 mg/kg, iv, biwk x 3)
Supinoxin™ (160 mg/kg, po, qwk x 3)
Supinoxin™ (320 mg/kg, po, qwk x 3)
Supinoxin™ (600 mg/kg, po, qwk x 3)
Last dose
No tumor growth

Large opportunity: Triple Negative Breast Cancer represents 20% of breast cancer diagnoses with limited treatment options; potential rapid path to market rexahn PHARMACEUTICALS

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SUPINOXIN™ EVIDENCE OF SUCCESS

Survival Benefit in Human Triple Negative Breast Cancer Animal Models

Human Triple Negative Breast Cancer (MDA-MB-231) Xenograft Model



Percent survival
100
80
60
40
20
0
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
Days
Supinoxin™ cessation
Vehicle
Abraxane
(5mg/kg, iv,
biwk x 3)
Supinoxin™
(160 mg/kg,
po, 5 qwk x3)
Supinoxin™
(320 mg/kg, po, 5 qwk x3)
Supinoxin™
(600 mg/kg, po, 5 qwk x3)

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SUPINOXIN™ TRIAL STATUS

Ongoing Phase I Dose-Escalation Trial

Primary Endpoints	
Maximum Tolerated Dose (MTD)	☑ 25, 50, 100, 150, 225, 300 , 425, 575, and 775 mg dose cycles complete ☑ Patient enrollment and dosing ongoing ☐ Maximum tolerated dose (MTD) not yet achieved
Dose Limiting Toxicities	☐ Not yet determined
Safety Profile*	☑ Preliminary - Safe and well tolerated requiring testing of additional higher doses to define MTD ☐ Preliminary data expected Q3 2015
Secondary Endpoints	
Pharmacokinetics	☑ Dose-proportional exposure – Estimated oral bioavailability of 51% ☑ Pharmacokinetics similar to what was seen in preclinical models ☐ Preliminary data expected Q3 2015
Tumor Response	☐ Preliminary data expected Q3 2015

*Based on available clinical data as of August 2015

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SUPINOXIN™ NEXT STEPS

Clinical Plan – Determine Clinical Activity Prior to Initiating Pivotal Phase Ib/IIa Clinical Trial

Drug Candidate	2015	H1 2016	H2 2016 / 2017	Indication
Supinoxin™ (RX-5902)	Phase Ib Safety + MTD Study			
	New Study 3 arms	Phase Ib/IIa		Triple-negative breast cancer
		Phase Ib/IIa		Colon cancer
		Phase Ib/IIa		Ovarian cancer

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 Advancing Our Clinical-Stage Products*  17    DRUGCANDIDATE  POTENTIALINDICATION  STATUS  MARKET OPPORTUNITY  Supinoxin™  Relapsed & Refractory Solid Tumors  Phase I  >$3B  RX-3117  Gemcitabine Resistant Solid Tumors  Phase Ib  >$4B  Archexin®  Metastatic Renal Cell Carcinoma  Phase IIa  >$700M    *Company estimates based on information from Datamonitor, Global Data and MedTrack reports as of August 2015

RX-3117 OVERVIEW

Novel Next Generation Nucleoside Compound

The Candidate

- Cancer cell specific small molecule nucleoside analogue that inhibits DNA and RNA synthesis causing cell death
- Prodrug activated by UCK2 which is only present in cancer cells
- Active following oral administration

Significant Unmet Medical Need

- Gemcitabine-resistant cancers: bladder, colon, pancreatic, non-small cell lung cancer, renal and other solid tumors

Clinical Development – Status

- Completed Phase I trial confirming oral bioavailability and initial safety
- Phase Ib clinical trial in cancer patients is ongoing
  - Preliminary data expected Q3 2015
- Initiate Clinical Proof-of-Concept study in 2016

Commercial Potential

- Potential market opportunity: >$4B
- Strong intellectual property portfolio
- Ongoing partnership discussions

rexahn PHARMACEUTICALS
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   Anti-tumor activities against a broad spectrum of cancersAnti-cancer effect on gemcitabine resistant cancers    RX-3117 UNIQUE MECHANISM OF ACTIONWell Tolerated with Tumor-Specific Activity in Drug-Resistant Cancers*  19  RX-3117 MOA supports a biomarker strategy for patient selection  ADVANTAGES      *Based on available clinical and pre-clinical data as of August 2015

 RX-3117 EVIDENCE OF SUCCESSEfficacy Against Broad Range of Human Cancer Cell Types  20  % Tumor InhibitionAnimalXenograftModel  Colon  Lung  Panc  Renal  Ovary  Cervical              TUMOR TYPE  More effective than Gemcitabine across broad range of human tumor types    RX-3117  Gemcitabine

RX-3117 EVIDENCE OF SUCCESS

Effective Against Gemcitabine Resistant Cancers – Key Advantage

The Need

25%-40% of cancer patients receiving gemcitabine rapidly become resistant to chemotherapy

Tumor Growth Inhibition


85%*
42%
Gemcitabine
RX-3117

Patient derived xenograft model of human pancreatic cancer (Champions TumorGraft®)
*** P<0.05**

RX-3117 resulted in greater tumor growth inhibition than seen with gemcitabine rexahn PHARMACEUTICALS

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 RX-3117 TRIAL STATUSOngoing Phase Ib Dose-Escalation Trial  Primary Endpoints    MaximumTolerated Dose(MTD)  30, 60, 100, 150, 200, 500, 1000, and 1500 mg dose cycles completePatient enrollment and dosing ongoingMaximum tolerated dose (MTD) not yet achieved   Dose Limiting Toxicities  Not yet determined  Safety Profile*  Preliminary - Safe and well tolerated requiring testing of additional higher doses to define MTDPreliminary data expected Q3 2015  Secondary Endpoints    Pharmacokinetics  Preliminary data expected Q3 2015  Tumor Response  Preliminary data expected Q3 2015  22  *Based on available clinical data as of August 2015

RX-3117 NEXT STEPS

Clinical Plan – Determine Clinical Activity Prior to Initiating a Pivotal Phase Ib/IIa Clinical Trial

Drug Candidate	2015	H1 2016	H2 2016 / 2017	Indication
RX-3117	Phase Ib Safety + MTD Study			
	New Study 3 arms	Phase Ib/IIa		Pancreatic cancer
		Phase Ib/IIa		Bladder cancer
		Phase Ib/IIa		NCSL cancer

rexahn PHARMACEUTICALS
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 Advancing Our Clinical-Stage Products*    DRUGCANDIDATE  POTENTIAL INDICATION  STATUS  MARKET OPPORTUNITY  Supinoxin™  Relapsed & Refractory Solid Tumors  Phase I  >$3B  RX-3117  Gemcitabine resistant Solid Tumors  Phase Ib  >$4B  Archexin®  Metastatic Renal Cell Carcinoma  Phase IIa  >$700M    24  *Company estimates based on information from Datamonitor, Global Data and MedTrack reports as of August 2015

ARCHEXIN® OVERVIEW

Potential Best-in-Class AKT-1 Inhibitor

The Candidate

- Novel inhibitor of cancer cell signaling protein, Akt-1, increasing cancer cell death
- Targets clinically validated cancer pathway
- Also inhibits drug resistance; synergistic with approved drugs

Significant Unmet Medical Need

- Currently targeting metastatic renal cell carcinoma (mRCC)

Clinical Development – Status

- Completed Phase I trial in cancer patients
- Pancreatic cancer- Phase IIa completed
- Phase IIa trial in metastatic RCC – ongoing
  - Initial combination safety data mid 2015

Commercial Potential

- FDA orphan drug designation for 5 cancers (renal, glioblastoma, ovarian, stomach, pancreas)
- Potential market opportunity: >$700M
- Strong intellectual property portfolio
- Ongoing partnership discussions



rexahn PHARMACEUTICALS

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ARCHEXIN® UNIQUE MECHANISM OF ACTION

Archexin® Targets A Clinically Validated Cancer Pathway*

Mechanism of Action

- PI3K/AKT-1/mTOR pathway involved in cancer cell growth and proliferation
- AKT-1 inhibition
  - Blocks the development of resistance to mTOR and TKI inhibitors
  - Blocks the growth/proliferation of cancer cells


Integrin
Growth Factors
Tyrosine Kinase Receptor
Membrane recruitment activation
Cytokine Receptor
Cell Membrane
Sunitinib
Sorafenib
Aitinib
Pazopanib
PI3K
AKT-1
Archexin
Target Specific Phosphorylation Events (Nucleus/Cytoplasm)
mTOR
Everolimus
• Apoptosis
• Cell Cycle Regulation
• DNA Repair
• Metabolism
• Growth
• Translation

ADVANTAGES

- ✓ Decreases proliferation / growth of cancer cells
- ✓ Decreases new blood vessel growth
- ✓ Decreases drug resistance

AKT-1 may be used as a biomarker to aid in patient selection rexahn PHARMACEUTICALS

*Based on available pre-clinical data as of August 2015

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Archexin®: A Selective Inhibitor of AKT-1

Xenograft model using luciferase-expressing human pancreatic cancer cells



Control +Archexin (1 week) +Archexin (2 weeks)

Archexin®: AKT-1 Inhibitor

- Anti-cancer activity against multiple solid cancer tumors
- Synergistic with mTOR and tyrosine kinase inhibitors
- Prevents the development of resistance to mTOR inhibitors

rexahn PHARMACEUTICALS

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ARCHEXIN® TRIAL STATUS

Completed Phase I and Phase IIa Trials

Phase I (Cancer Patients with Solid Tumors)

Primary Endpoints	
Maximum Tolerated Dose (MTD)	▪ 250 mg/m2/d in patients with an advanced cancer after up to two cycles of treatment
Dose Limiting Toxicities	▪ Grade 3 fatigue; no significant hematological abnormalities

Phase IIa (Metastatic Pancreatic Cancer Patients)

Primary Endpoint	
Tumor Response	▪ Archexin in combination with gemcitabine provided a median survival of 9.1 months compared to 5.65 months for gemcitabine alone rexahn PHARMACEUTICALS

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 29  Phase IIa    StudyDesign  Metastatic renal cell carcinoma (mRCC)Second line therapyAdministered in combination with everolimus (Affinitor®)Part A: Identify maximum tolerated dose in combination with everolimus Part B: Determine safety and efficacy in 30 additional mRCC patients      ARCHEXIN® STATUS AND NEXT STEPSOnly Selective AKT-1 Inhibitor in Clinical Development - Status

   AGENDANext Generation of Cancer Therapies  The Company  The Pipeline  The Future                  30

Robust Pipeline Targeting Multiple Cancer Indications

Drug Candidate	2015	H1 2016	H2 2016 / 2017	Proposed Indications
Supinoxin™ (RX-5902)	Phase Ib Safety + MTD Study			
		Phase Ib/IIa		Triple-negative breast cancer
		Phase Ib/IIa		Colon cancer
		Phase Ib/IIa		Ovarian cancer
RX-3117	Complete Phase Ib Safety + MTD Study			
		Phase Ib/IIa		Pancreatic cancer
		Phase Ib/IIa		Bladder cancer
		Phase Ib/IIa		NSCL cancer
Archexin®	Report Ph IIa Safety Data Part 1	Initiate Ph IIa Safety + Efficacy Study Part 2	Ph IIa Data Readouts	Metastatic renal cell cancer

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Advance cancer therapies through proof-of-concept clinical development  Establish partnerships with pharmaceutical companies; focus on maximizing shareholder value        Advance pre-clinical oncology programs to address significant unmet needs  32

 Investor Presentation  September 2015  33